UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2022
__________________________
ASCEND WELLNESS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-254800	83-0602006
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1411 Broadway
16th Floor
New York, NY 10018

(Address of principal executive offices)
(646) 661-7600
(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below).

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On May 10, 2022, Ascend Wellness Holdings, Inc. (the “Company”) signed a term sheet to settle the previously announced legal dispute with the MedMen Parties (as defined below) before the Commercial Division of the Supreme Court of the State of New York in New York County (the “Settlement”). The Settlement is made by and among the Company and AWH New York, LLC (together, the “Ascend Parties”) and MedMen NY, Inc. (“MedMen NY”), MM Enterprises USA, LLC (“MedMen”), Project Compassion NY LLC, and Project Compassion Capital, LLC (collectively, the “MedMen Parties”).
The Ascend Parties filed the initial complaint requesting specific performance to close the transactions contemplated by the definitive investment agreement dated as of February 25, 2021 among the Ascend Parties and the MedMen Parties (the “Investment Agreement”). The MedMen Parties subsequently filed an answer and counterclaims against the Ascend Parties.
Pursuant to the Settlement, the parties agreed to amend certain terms in the Investment Agreement, the Company agreed to pay MedMen $15,000,000 in additional transaction consideration, and MedMen agreed to withdraw its counterclaims against the Company. Per the amended transaction terms, upon closing, the Company will receive a 99.99% controlling interest of MedMen NY and the Company will pay MedMen $74,000,000, which reflects the original transaction consideration plus an additional $11,000,000 per the parties’ term sheet. The Company has already paid $4,000,000 as a deposit. The Company will make a subsequent payment of $14,000,000 upon the first sale of recreational cannabis in a MedMen NY dispensary, which reflects the initial transaction earn-out of $10,000,000 plus an additional $4,000,000. MedMen will be responsible for a $35,000,000 break fee if the parties do not close within thirty (30) days of the execution of the settlement agreement and amended Investment Agreement. The break fee is in addition to all other applicable equitable and legal remedies, including specific performance. There will be no additional earn-outs and no assumption of debt.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ascend Wellness Holdings, Inc.
May 11, 2022	/s/ Daniel Neville
Daniel Neville Chief Financial Officer (Principal Financial Officer)
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